SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): March 13, 2000


                       Sheldahl, Inc.
     (Exact name of Registrant as specified in its charter)


        	Minnesota		     		          0-45		        41-0758073
(State or other jurisdiction   		(Commission   		(I.R.S. Employer
      of incorporation)			       File Number)	   Identification No.)


       1150 Sheldahl Road
       Northfield, Minnesota 				                 55057
(Address of principal executive offices)     		(Zip Code)


Registrant's telephone number, including area code: (507) 663-8000

Item 5.  Other Events

	On March 13, 2000 Sheldahl, Inc. announced that although the exclusivity period as previously reported with Molex Incorporated ("Molex") expired on March 10, 2000, the Company and Molex remain in discussions. Further details of this action are contained in the Press Release of Sheldahl, Inc., dated March 13, 2000 attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

	Exhibit 99.1	Press Release

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


					Sheldahl, Inc.



					By _________________________
			     Edward L. Lundstrom
			     President and Chief Executive Officer

Dated: March 15, 2000